LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 31, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED MARCH 31, 2016, OF

QS BATTERYMARCH U.S. LARGE CAP EQUITY FUND

Prior to April 1, 2016, the fund’s name is “QS Batterymarch U.S. Large Cap Equity Fund.”

Prior to April 1, 2016, the following text replaces the applicable portion of the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Subadvisory Arrangements”:

QS Batterymarch Financial Management, Inc. (formerly, Batterymarch Financial Management, Inc.) (“QS Batterymarch” or the “subadviser”) serves as the subadviser to the fund pursuant to a subadvisory arrangement between the manager and QS Batterymarch (the “Subadvisory Agreement”). QS Batterymarch provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments. QS Batterymarch has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Batterymarch provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities.

Effective May 31, 2014, QS Investors, LLC, Batterymarch Financial Management, Inc. and Legg Mason Global Asset Allocation, LLC became subject to common management and investment oversight with the intention of integrating the firms over time to create a combined investment platform. Effective June 30, 2014, Batterymarch Financial Management, Inc.’s and Legg Mason Global Asset Allocation, LLC’s names were changed to QS Batterymarch Financial Management, Inc. and QS Legg Mason Global Asset Allocation, LLC, respectively, to reflect this integration. As of December 31, 2015, the aggregate total assets under management of these firms were approximately $23.7 billion.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2015, the total assets under management of Western Asset and its supervised affiliates were approximately $426.4 billion.

QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason.

Please retain this supplement for future reference.

QSIN257127